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                                                                    EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Medwave, Inc. (the "Company") hereby certifies that, to my knowledge, the Company's annual report on Form 10-K for the period ended September 30, 2004 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

Date: January 11, 2005           By:  /s/ Timothy J. O'Malley
                                     -----------------------------------------
                                     President and Chief Executive Officer
                                     (Principal Executive Officer and Principal
                                     Financial Officer)

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